EXHIBIT 99.1

                          UBS Investment Bank Fixed Bid
                                 Stratification

         Available; No PIF's; AF30 AUG; 30yr; '; '; '; '; '; approx 60M
================================================================================

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Pool Summary                                   COUNT               UPB        %
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Conforming                                       417    $60,022,197.00   100.00%
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Total:                                           417    $60,022,197.00   100.00%
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Adjusted Balance: $60,022,196.97
Data as of Date: 2004-08-01
GROSS WAC: 7.5031%
NET WAC: 7.186%
% IO's: 1.81%
% SF/PUD: 79.24%
% FULL/ALT: 10.92%
% CASHOUT: 23.75%
% PURCHASE: 72.65%
% INVESTOR: 0.00%
% BUYDOWN: 0.00%
% LTV > 80 NO MI: 0.00%
WA LTV: 90.71%
% FICO > 679: 51.56%
% NO FICO: 0.00%
WA FICO: 684
% FIRST LIEN: 100.00%
% PREPAY PENALTY: 24.95%
CALIFORNIA %: 5.03%
Latest Maturity Date: 20340801
Loans with Prepay Penalties: 24.95%
--------------------------------------------------------------------------------


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Product Type                                   COUNT               UPB        %
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30 YR FXD                                        417    $60,022,197.00   100.00%
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Total:                                           417    $60,022,197.00   100.00%
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Original Balance                               COUNT               UPB        %
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$0.01 - $50,000.00                                26     $1,020,465.00     1.70%
$50,000.01 - $100,000.00                         127      9,762,810.00    16.24
$100,000.01 - $150,000.00                         99     12,227,989.00    20.34
$150,000.01 - $200,000.00                         69     11,673,504.00    19.42
$200,000.01 - $250,000.00                         40      8,800,940.00    14.64
$250,000.01 - $300,000.00                         34      9,285,080.00    15.44
$300,000.01 - $350,000.00                         18      5,721,250.00     9.52
$350,000.01 - $400,000.00                          3      1,122,500.00     1.87
$500,000.01 - $550,000.00                          1        508,250.00     0.85
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Total:                                           417    $60,122,788.00   100.00%
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Minimum: $14,000.00
Maximum: $508,250.00
Average: $144,179.35
--------------------------------------------------------------------------------


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Unpaid Balance                                 COUNT               UPB        %
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$0.01 - $50,000.00                                26     $1,018,885.00     1.70%
$50,000.01 - $100,000.00                         127      9,746,244.00    16.24
$100,000.01 - $150,000.00                         99     12,205,854.00    20.34
$150,000.01 - $200,000.00                         69     11,650,455.00    19.41
$200,000.01 - $250,000.00                         40      8,784,522.00    14.64
$250,000.01 - $300,000.00                         34      9,275,698.00    15.45
$300,000.01 - $350,000.00                         18      5,711,117.00     9.52
$350,000.01 - $400,000.00                          3      1,122,254.00     1.87
$500,000.01 - $550,000.00                          1        507,167.00     0.84
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Total:                                           417    $60,022,197.00   100.00%
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Minimum: $13,990.12
Maximum: $507,166.87
Average: $143,938.12
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Gross Rate                                     COUNT               UPB        %
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6.751% - 7.000%                                    1       $260,000.00     0.43%
7.001% - 7.250%                                  149     20,219,543.00    33.69
7.251% - 7.500%                                  134     19,985,968.00    33.30
7.501% - 7.750%                                   64      9,266,046.00    15.44
7.751% - 8.000%                                   50      6,907,151.00    11.51
8.001% - 8.250%                                   12      1,727,222.00     2.88
8.251% - 8.500%                                    4        829,934.00     1.38
8.751% - 9.000%                                    2        547,478.00     0.91
9.001% - 9.250%                                    1        278,855.00     0.46
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Total:                                           417    $60,022,197.00   100.00%
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Minimum: 7.000%
Maximum: 9.250%
Weighted Average: 7.503%
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Net Rate                                       COUNT               UPB        %
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6.501% - 6.750%                                    3       $602,632.00     1.00%
6.751% - 7.000%                                  195     27,253,848.00    45.41
7.001% - 7.250%                                  108     15,952,603.00    26.58
7.251% - 7.500%                                   57      8,107,548.00    13.51
7.501% - 7.750%                                   40      5,468,777.00     9.11
7.751% - 8.000%                                    9      1,346,411.00     2.24
8.001% - 8.250%                                    2        464,045.00     0.77
8.501% - 8.750%                                    2        547,478.00     0.91
8.751% - 9.000%                                    1        278,855.00     0.46
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Total:                                           417    $60,022,197.00   100.00%
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Minimum: 6.750%
Maximum: 9.000%
Weighted Average: 7.186%
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Original Term to Maturity                      COUNT               UPB        %
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360 - 360                                        417    $60,022,197.00   100.00%
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Total:                                           417    $60,022,197.00   100.00%
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Minimum: 360
Maximum: 360
Weighted Average: 360
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The information herein has been provided solely by UBS Investment Bank. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Investment Bank.

                                Jul 29, 2004 16:48                        1 of 4

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Remaining Term to Stated Maturity              COUNT               UPB        %
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301 - 359                                        283    $41,049,713.00    68.39%
360 - 360                                        134     18,972,484.00    31.61
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Total:                                           417    $60,022,197.00   100.00%
Minimum: 334
Maximum: 360
Weighted Average: 358
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Seasoning                                      COUNT               UPB        %
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<= 0                                             134    $18,972,484.00    31.61%
1 - 1                                            143     20,451,356.00    34.07
2 - 2                                             41      5,262,811.00     8.77
3 - 3                                             15      2,722,166.00     4.54
4 - 4                                             11      2,398,635.00     4.00
5 - 5                                             17      2,468,507.00     4.11
6 - 6                                             18      2,498,754.00     4.16
7 - 12                                            34      4,653,046.00     7.75
13 - 24                                            3        456,038.00     0.76
25 - 36                                            1        138,400.00     0.23
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Total:                                           417    $60,022,197.00   100.00%
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Minimum: 0
Maximum: 26
Weighted Average: 2
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FICO Scores                                    COUNT               UPB        %
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530 - 539                                          2       $326,753.00     0.54%
540 - 549                                          3        338,076.00     0.56
550 - 559                                          1         49,879.00     0.08
560 - 569                                          2        268,196.00     0.45
570 - 579                                          2        221,011.00     0.37
580 - 589                                          6        402,511.00     0.67
590 - 599                                          3        447,450.00     0.75
600 - 609                                          7        753,863.00     1.26
610 - 619                                          8        895,160.00     1.49
620 - 629                                         29      3,578,382.00     5.96
630 - 639                                         30      4,280,198.00     7.13
640 - 649                                         29      3,629,390.00     6.05
650 - 659                                         28      4,049,511.00     6.75
660 - 669                                         28      4,005,218.00     6.67
670 - 679                                         34      5,827,993.00     9.71
680 - 689                                         23      3,550,373.00     5.92
690 - 699                                         27      4,586,312.00     7.64
700 - 709                                         32      4,656,844.00     7.76
710 - 719                                         23      3,867,514.00     6.44
720 - 729                                         19      3,287,126.00     5.48
730 - 739                                         21      3,118,019.00     5.19
740 - 749                                         14      1,768,787.00     2.95
750 - 759                                         12      1,748,689.00     2.91
760 - 769                                         14      1,230,146.00     2.05
770 - 779                                          6        947,335.00     1.58
780 - 789                                          9      1,332,580.00     2.22
790 - 799                                          3        590,189.00     0.98
800 - 809                                          2        264,690.00     0.44
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Total:                                           417    $60,022,197.00   100.00%
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Minimum: 531
Maximum: 805
Weighted Average: 684
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Loan To Value Ratio                            COUNT               UPB        %
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75.001% - 80.000%                                 85    $12,712,628.00    21.18%
80.001% - 85.000%                                 15      2,175,733.00     3.62
85.001% - 90.000%                                 67     10,366,123.00    17.27
90.001% - 95.000%                                203     30,611,838.00    51.00
95.001% - 100.000%                                47      4,155,874.00     6.92
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Total:                                           417    $60,022,197.00   100.00%
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Minimum: 80.00%
Maximum: 100.00%
Weighted Average: 90.71%
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Combined Loan To Value Ratio                   COUNT               UPB        %
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75.001% - 80.000%                                 65     $8,917,826.00    14.86%
80.001% - 85.000%                                 15      2,175,733.00     3.62
85.001% - 90.000%                                 69     10,839,152.00    18.06
90.001% - 95.000%                                209     31,676,104.00    52.77
95.001% - 100.000%                                59      6,413,382.00    10.69
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Total:                                           417    $60,022,197.00   100.00%
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Minimum: 80.00%
Maximum: 100.00%
Weighted Average: 91.81%
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DTI                                            COUNT               UPB        %
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<= 0.000%                                        312    $45,763,400.00    76.24%
16.001% - 21.000%                                  2        259,399.00     0.43
21.001% - 26.000%                                  4        256,467.00     0.43
26.001% - 31.000%                                 19      2,338,262.00     3.90
31.001% - 36.000%                                 16      2,387,115.00     3.98
36.001% - 41.000%                                 26      4,361,872.00     7.27
41.001% - 46.000%                                 12      1,239,706.00     2.07
46.001% - 51.000%                                  7      1,269,829.00     2.12
51.001% - 56.000%                                 12      1,142,632.00     1.90
56.001% - 61.000%                                  2        307,000.00     0.51
61.001% - 66.000%                                  5        696,516.00     1.16
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Total:                                           417    $60,022,197.00   100.00%
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Minimum: 0.000%
Maximum: 65.050%
Weighted Average: 39.499%
-------------------------------------------------------------------------------

The information herein has been provided solely by UBS Investment Bank. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Investment Bank.

                                Jul 29, 2004 16:48                        2 of 4

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Geographic Concentration                       COUNT               UPB        %
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New Jersey                                        32     $8,002,709.00    13.33%
Florida                                           40      5,824,706.00     9.70
Illinois                                          24      3,318,778.00     5.53
New York                                          18      3,076,218.00     5.13
California                                        13      3,016,133.00     5.03
Pennsylvania                                      22      2,741,489.00     4.57
Texas                                             22      2,579,477.00     4.30
Michigan                                          16      2,284,352.00     3.81
Arizona                                           13      2,119,327.00     3.53
Ohio                                              17      1,977,497.00     3.29
North Carolina                                    13      1,827,102.00     3.04
Maryland                                          11      1,579,414.00     2.63
Minnesota                                          9      1,561,882.00     2.60
Georgia                                           12      1,496,060.00     2.49
Virginia                                          11      1,385,937.00     2.31
Missouri                                          11      1,129,453.00     1.88
New Mexico                                         9      1,098,419.00     1.83
Louisiana                                         10      1,096,507.00     1.83
Nevada                                             5        967,298.00     1.61
Massachusetts                                      5        935,265.00     1.56
Washington                                         5        873,318.00     1.45
South Carolina                                     7        829,844.00     1.38
Iowa                                              10        814,760.00     1.36
Wisconsin                                          6        812,738.00     1.35
Oklahoma                                           6        766,018.00     1.28
Oregon                                             5        758,713.00     1.26
Kansas                                             5        658,673.00     1.10
Colorado                                           4        643,730.00     1.07
Idaho                                              5        529,489.00     0.88
Indiana                                            7        524,989.00     0.87
Alabama                                            6        516,291.00     0.86
New Hampshire                                      3        516,181.00     0.86
Maine                                              5        486,523.00     0.81
District Of Columbia                               2        374,335.00     0.62
Utah                                               2        371,529.00     0.62
Mississippi                                        4        332,422.00     0.55
Delaware                                           2        292,314.00     0.49
Tennessee                                          2        255,481.00     0.43
Kentucky                                           1        214,868.00     0.36
Connecticut                                        2        212,922.00     0.35
Nebraska                                           3        190,709.00     0.32
Vermont                                            1        182,855.00     0.30
Arkansas                                           3        181,766.00     0.30
West Virginia                                      3        158,137.00     0.26
Rhode Island                                       1        129,900.00     0.22
Wyoming                                            1        126,350.00     0.21
Alaska                                             1        123,404.00     0.21
North Dakota                                       1         83,920.00     0.14
South Dakota                                       1         42,000.00     0.07
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Total:                                           417    $60,022,197.00   100.00%
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North-South CA                                 COUNT               UPB        %
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States Not CA                                    404    $57,006,063.00    94.97%
South CA                                          11      2,532,259.00     4.22
North CA                                           2        483,874.00     0.81
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Total:                                           417    $60,022,197.00   100.00%
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Zip Code Concentration                         COUNT               UPB        %
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07105                                              1       $507,167.00     0.84%
02368                                              2        467,251.00     0.78
21218                                              2        422,497.00     0.70
91732                                              1        394,754.00     0.66
11207                                              1        376,000.00     0.63
Other                                            410     57,854,527.00    96.39
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Total:                                           417    $60,022,197.00   100.00%
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Loan Purpose                                   COUNT               UPB        %
-------------------------------------------------------------------------------
Purchase                                         305    $43,604,327.00    72.65%
Cash Out Refi                                     95     14,255,797.00    23.75
Rate & Term Refi                                  17      2,162,073.00     3.60
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Total:                                           417    $60,022,197.00   100.00%
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Cashout Indicator                              COUNT               UPB        %
-------------------------------------------------------------------------------
No                                               322    $45,766,400.00    76.25%
Yes                                               95     14,255,797.00    23.75
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Total:                                           417    $60,022,197.00   100.00%
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INTCALCTYPE                                    COUNT               UPB        %
-------------------------------------------------------------------------------
Interest In Arrears                              412    $58,933,877.00    98.19%
Interest Only                                      5      1,088,320.00     1.81
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Total:                                           417    $60,022,197.00   100.00%
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Document Type                                  COUNT               UPB        %
-------------------------------------------------------------------------------
No Doc                                           150    $20,696,913.00    34.48%
Stated Doc                                        70     11,357,032.00    18.92
No Ratio                                          57      9,340,986.00    15.56
No Income No Asset                                30      4,360,573.00     7.26
Full                                              38      3,641,585.00     6.07
Stated Income Full Asset                          19      3,227,622.00     5.38
Alternate                                         21      2,915,580.00     4.86
No Income Verified                                13      1,779,547.00     2.96
Full Doc DU/LP                                    12      1,209,927.00     2.02
Asset Only                                         4        748,556.00     1.25
Reduced                                            3        743,875.00     1.24
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Total:                                           417    $60,022,197.00   100.00%
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Property Type                                  COUNT               UPB        %
-------------------------------------------------------------------------------
Single Family                                    328    $44,757,133.00    74.57%
Two Family                                        24      5,328,184.00     8.88
Low Rise Condo (2-4 floors)                       30      3,835,692.00     6.39
Pud                                               13      2,195,294.00     3.66
Three Family                                       5      1,689,326.00     2.81
Four Family                                        3        579,549.00     0.97
High Rise Condo (gt 8 floors)                      3        371,382.00     0.62
Condomimium                                        3        325,652.00     0.54
Single Family Attached                             4        318,233.00     0.53
Pud Detached                                       2        291,179.00     0.49
Mobile Home Unattached                             1        170,959.00     0.28
Coop                                               1        159,614.00     0.27
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Total:                                           417    $60,022,197.00   100.00%
-------------------------------------------------------------------------------

The information herein has been provided solely by UBS Investment Bank. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Investment Bank.

                                Jul 29, 2004 16:48                        3 of 4

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Occupancy                                      COUNT               UPB        %
-------------------------------------------------------------------------------
Owner Occupied                                   392    $56,903,202.00    94.80%
Second Home                                       25      3,118,995.00     5.20
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Total:                                           417    $60,022,197.00   100.00%
-------------------------------------------------------------------------------


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Prepayment Penalty (Months)                    COUNT               UPB        %
-------------------------------------------------------------------------------
0.000                                            311    $45,044,717.00    75.05%
6.000                                              1        394,754.00     0.66
12.000                                             4        802,068.00     1.34
24.000                                            73     10,192,797.00    16.98
36.000                                            19      2,300,554.00     3.83
60.000                                             9      1,287,307.00     2.14
-------------------------------------------------------------------------------
Total:                                           417    $60,022,197.00   100.00%
-------------------------------------------------------------------------------
wa Term: 6.942
-------------------------------------------------------------------------------


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Balloon Flag                                   COUNT               UPB        %
-------------------------------------------------------------------------------
Not a Balloon Loan                               412    $58,898,840.00    98.13%
                                                   5      1,123,357.00     1.87
-------------------------------------------------------------------------------
Total:                                           417    $60,022,197.00   100.00%
-------------------------------------------------------------------------------


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Lien Position                                  COUNT               UPB        %
-------------------------------------------------------------------------------
1                                                417    $60,022,197.00   100.00%
-------------------------------------------------------------------------------
Total:                                           417    $60,022,197.00   100.00%
-------------------------------------------------------------------------------


-------------------------------------------------------------------------------
Mortgage Ins.                                  COUNT               UPB        %
-------------------------------------------------------------------------------
AMIC                                              12     $1,818,727.00     3.03%
Amerin                                            89     12,694,201.00    21.15
Assumed MI for Levels Only                         7      1,525,042.00     2.54
CommonWealth (CMAC)                                1         87,500.00     0.15
GEMICO                                             6        882,852.00     1.47
Lender Paid MI                                     6      1,096,065.00     1.83
MGIC                                               5        686,309.00     1.14
PMI Mortgage Insurance                            91     13,379,195.00    22.29
Radian Guaranty                                   21      3,811,341.00     6.35
Republic Mortgage Insurance                       12      1,796,468.00     2.99
Triad Guaranty Insurance Co.                      36      4,765,560.00     7.94
United Guaranty                                   46      4,766,309.00     7.94
LTV <=80                                          85     12,712,628.00    21.18
-------------------------------------------------------------------------------
Total:                                           417    $60,022,197.00   100.00%
-------------------------------------------------------------------------------
% LTV > 80 NO MI: 0.00%
-------------------------------------------------------------------------------

The information herein has been provided solely by UBS Investment Bank. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Investment Bank.

                                Jul 29, 2004 16:48                        4 of 4